EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                                18 U.S.C.ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Osteotech, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. Jeffries, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /S/Michael J. Jeffries
                                         -------------------------------------
                                         Michael J. Jeffries
                                         Chief Financial Officer
                                         (Principal Financial Officer and
                                         Chief Accounting Officer)
                                         May 7, 2004

A signed original of this written statement required by Section 906 has been provided to and will be retained by Osteotech, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.